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                                                                 EXHIBIT 10.52.1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Agreement is made, this 11th day of May, 2001, between SHONAC CORPORATION, an Ohio corporation having its principal offices located at 4150 East Fifth Avenue, Columbus, Ohio 43219 ("Assignor") and DSW SHOE WAREHOUSE, INC., a Missouri corporation having its principal offices located at 4150 East Fifth Avenue, Columbus, Ohio 43219 ("Assignee").

                                    RECITALS

      WHEREAS, Assignor is the Tenant under a certain lease dated February 28, 2001, by and between Assignor and JLP-CHESAPEAKE, LLC, an Ohio limited liability company ("Landlord"), relative to approximately 36,575 square feet of real property located in a certain shopping center known as Chesapeake Crossings, 1412 Greenbrier Parkway, Chesapeake, Virginia (the "Lease"); and

      WHEREAS, Assignee is a wholly owned subsidiary of Assignor.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Assignor hereby sells, assigns, and conveys to Assignee all of Assignor's rights, title, and interest under the Lease.

2. Assignee hereby accepts this assignment and agrees to perform all obligations for which the Tenant is responsible under the Lease.

3. Assignor warrants that the Lease is in full force and effect, that neither Assignor nor Landlord is in breach thereof or in default thereunder, that the Lease has not been modified or amended, except as stated above, and that the Lease is valid and enforceable. Assignor further warrants that it has not previously assigned the Lease or sublet the Premises, that its interest in the Lease is unencumbered, and that Assignor has full power and authority to assign its interest under the Lease.

4. Assignor hereby agrees to indemnify and hold Assignee harmless from all liability, loss, damage, and expense incurred by Assignee as a result of any defaults by Assignor as Tenant under the Lease which may have occurred or may occur at any time prior to the effective date of this Agreement, and from all liability, loss, damage, and expense that Assignee may suffer by reason of any challenge to the validity or enforceability of the Lease or to any of the terms thereof.

5. Assignee hereby agrees to indemnify and hold Assignor harmless from all liability, loss, damage, and expense incurred by Assignor as a result of any defaults by Assignee as Tenant under the lease which may occur at any time after the effective date of this agreement.

6. In no event will this Assignment and Assumption Agreement operate to release Assignor from its primary obligations and liabilities under the Lease.

Executed as of the day and year first above written.

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Signed and acknowledged in the     ASSIGNOR:
presence of:
                                   SHONAC CORPORATION

/s/ Christy L. Cuschleg            BY: Jeffrey P. Meena
-----------------------------          ----------------------------------------
                                   NAME: Jeffrey P. Meena
/s/ Tracy L. Snow                  TITLE: Vice President-Controller/Asst. Secy.
-----------------------------

                                   ASSIGNEE:

                                   DSW SHOE WAREHOUSE, INC.

/s/ Christy L. Cuschleg            BY: John C. Rossler
-----------------------------          ----------------------------------------
                                   NAME: John C. Rossler
/s/ Tracy L. Snow                  TITLE: President
-----------------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF FRANKLIN  )

      The foregoing instrument was acknowledged before me this 11th day of May, 2001, by Jeffrey P. Meena, Vice President-Controller/Assistant Secretary, of SHONAC CORPORATION, an Ohio corporation, on behalf of the corporation.

                                              /s/ Christy L. Cuschleg
                                              -------------------------------
                                                    Notary Public

                                              Christy L. Cuschleg
STATE OF OHIO       )                         My commission expires 8/2/04
                    ) SS:
COUNTY OF FRANKLIN  )

      The foregoing instrument was acknowledged before me this 10th day of May, 2001, by John C. Rossler, President, of DSW SHOE WAREHOUSE, INC., a Missouri corporation, on behalf of the corporation.

                                              /s/ Christy L. Cuschleg
                                              -------------------------------
                                                    Notary Public

                                              Christy L. Cuschleg
                                              My commission expires 8/2/04